Statement of Additional Information Supplement American Century ETF Trust
Supplement dated May 28, 2024 ■ Statement of Additional Information dated January 1, 2024
The following replaces the fourth paragraph of the The Funds’ History section beginning on page 2:
The trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the trust a cash deposit at least equal to, and up to 115% of, the market value of the omitted Deposit Securities, which percentage the trust may change from time to time. See Creation and Redemption of Creation Units on page 36 of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, transaction fees will be limited in accordance with the requirements of U.S. Securities and Exchange Commission (SEC) rules and regulations applicable to management investment companies offering redeemable securities.

The following replaces the first two paragraphs of the Creation and Redemption of Creation Units — Issuance of a Creation Unit section on page 39:
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the transfer agent and the advisor shall be notified of such delivery and the fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, each fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances. Additionally, Avantis Emerging Markets Equity ETF, Avantis Emerging Markets ex-China Equity ETF, Avantis Emerging Markets Value ETF, Avantis Emerging Markets Small Cap Equity ETF, Avantis International Equity ETF, Avantis International Large Cap Value ETF, Avantis International Small Cap Equity ETF, Avantis International Small Cap Value ETF, Avantis Real Estate ETF, Avantis Responsible Emerging Markets Equity ETF, and Avantis Responsible International Equity ETF reserve the right to settle Creation Unit transactions on a basis other than T+1 to accommodate non-U.S. market holiday schedules or to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex dividend dates.
To the extent contemplated by an Authorized Participant Agreement, the funds will issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to, and up to 115% of, the value of the missing Deposit Securities in accordance with the fund’s then-effective procedures, which percentage the trust may change at any time, in its sole discretion. The only collateral that is acceptable to the funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 1 p.m., Eastern time on the prescribed settlement date or such other time as designated by the funds’ custodian. Information concerning the funds’ current procedures for collateralization of missing Deposit Securities is available from the transfer agent. The Authorized Participant Agreement will permit the funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to a fund of purchasing such securities and the value of the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.

The following replaces the third full paragraph of the Creation and Redemption of Creation Units — Redemption of Creation Units — Placement of Redemption Orders section on page 43:
Deliveries of redemption proceeds by a fund generally will be made within one Business Day (i.e., “T+1”). Each fund reserves the right to settle redemption transactions later than T+1 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market. Additionally, Avantis

Emerging Markets Equity ETF, Avantis Emerging Markets Value ETF, Avantis Emerging Markets ex-China Equity ETF, Avantis Emerging Markets Small Cap Equity ETF, Avantis International Equity ETF, Avantis International Large Cap Value ETF, Avantis International Small Cap Equity ETF, Avantis International Small Cap Value ETF, Avantis Real Estate ETF, Avantis Responsible Emerging Markets Equity ETF, and Avantis Responsible International Equity ETF reserve the right to settle redemption transactions on a basis other than T+1 to accommodate non-U.S. market holiday schedules or to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex dividend dates.

The following replaces the sixth full paragraph of the Creation and Redemption of Creation Units — Redemption of Creation Units — Placement of Redemption Orders section on page 43:
To the extent contemplated by an Authorized Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a fund, at or prior to 10 a.m., Eastern time on the prescribed settlement date, the transfer agent may accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to, and up to 115% of, the value of the remaining shares, which percentage the trust may change at any time, in its sole discretion. Such cash collateral must be delivered at such time as designated by the custodian, but no later than 10 a.m., Eastern time on the prescribed settlement date and shall be held by the fund’s custodian and marked-to-market daily. The fees of the fund’s custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement may permit a fund to purchase missing fund shares or acquire the Deposit Securities and the Cash Amount underlying such shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the fund acquiring such shares, the Deposit Securities or Cash Amount and the value of the cash collateral including, without limitation, liability for related brokerage and other charges.

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